UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022 (December 17, 2022)

Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500

El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2022, Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet Rocketdyne”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), and Aquila Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of L3Harris (“Merger Sub”). L3Harris has agreed to acquire Aerojet Rocketdyne and its subsidiaries on the terms and subject to the conditions set forth in the Merger Agreement, as briefly described below, and at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Aerojet Rocketdyne, with Aerojet Rocketdyne being the surviving corporation and becoming a wholly owned subsidiary of L3Harris (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Aerojet Rocketdyne common stock (excluding any such shares (i) owned by Aerojet Rocketdyne or any of its wholly owned subsidiaries as treasury stock or otherwise or held, directly or indirectly, by L3Harris, Merger Sub or any of L3Harris’ other wholly owned subsidiaries and (ii) with respect to which appraisal rights have been properly exercised and perfected) will be canceled and converted into the right to receive $58.00 in cash, without interest, plus, if the Closing occurs after September 17, 2023, $0.0025 for each calendar day elapsed after such date to and including the Closing date (collectively, the “Merger Consideration”).

The Merger Agreement also provides that (i) each outstanding Aerojet Rocketdyne stock appreciation right will become immediately vested and be cancelled and converted into a right to receive an amount in cash equal to the product of (A) the total number of shares of Aerojet Rocketdyne common stock subject to such Aerojet Rocketdyne stock appreciation right multiplied by (B) the excess, if any, of the Merger Consideration over the grant price of such Aerojet Rocketdyne stock appreciation right and (ii) each outstanding award of Aerojet Rocketdyne restricted stock and each Aerojet Rocketdyne restricted stock unit granted prior to December 17, 2022 or granted to non-employee directors at any time, in each case, whether vested or unvested, will become immediately vested and be cancelled and converted into a right to receive an amount in cash equal to the product of (x) the total number of shares of Aerojet Rocketdyne common stock subject to such Aerojet Rocketdyne restricted stock award or restricted stock unit (calculated based on deemed maximum level performance achievement in the case of any performance award) multiplied by (y) the Merger Consideration. At the effective time of the Merger, each unvested Aerojet Rocketdyne restricted stock unit granted on or after December 17, 2022 (other than any such restricted stock units granted to Aerojet Rocketdyne’s non-employee directors) will be cancelled and, in lieu thereof, the holder thereof will receive either L3Harris restricted stock units with respect to a specified number of shares of L3Harris common stock or a specified amount of cash, in each case, as provided for in the Merger Agreement.

The Closing is subject to certain customary conditions, including: (i) the adoption of the Merger Agreement by holders of a majority of the outstanding Aerojet Rocketdyne common stock; (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the absence of any injunction or similar order and law that prohibits or makes illegal the Closing (a “Legal Restraint”); (iv) the accuracy of the representations and warranties of the parties, in each case, subject to customary materiality exceptions; (v) the performance in all material respects by Aerojet Rocketdyne and L3Harris of their respective obligations under the Merger Agreement; and (vi) the absence of a continuing material adverse effect with respect to Aerojet Rocketdyne. The Closing is not conditioned upon L3Harris’ ability to obtain financing.

Aerojet Rocketdyne, L3Harris and Merger Sub each have made, as the case may be, customary representations, warranties and pre-Closing covenants in the Merger Agreement. Aerojet Rocketdyne’s covenants include, among others, an agreement not to solicit alternative acquisition proposals from third parties and, subject to certain exceptions, to engage in discussions, or provide non-public information to, third parties with respect to any alternative acquisition proposal. Aerojet Rocketdyne also agreed to conduct its business in the ordinary course of business consistent with past practice and subject to certain specified restrictions set forth in the Merger Agreement during the period from the date of the execution of the Merger Agreement and until the Closing.

The Merger Agreement may be terminated at any time prior to the Closing by mutual written consent of Aerojet Rocketdyne and L3Harris or if the Merger is not consummated by December 17, 2023 (except such date will initially be automatically extended for six months and subsequently, at L3Harris’ election, for an additional three months, in each case, under certain circumstances, including a Legal Restraint relating to antitrust law). Either party may also terminate the Merger Agreement if the requisite Aerojet Rocketdyne stockholder approval has not been obtained, if a Legal Restraint has become final and non-appealable or in certain specified circumstances if the other party has breached certain of its representations and warranties made in, or certain of its obligations under, the Merger Agreement. In addition, L3Harris may terminate the Merger Agreement due to a change in recommendation by the Aerojet Rocketdyne board of directors, and Aerojet Rocketdyne may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) after complying with certain procedures specified in the Merger Agreement.

Upon termination under certain specified circumstances, including upon termination due to a change in recommendation by the Aerojet Rocketdyne board of directors, Aerojet Rocketdyne must pay L3Harris a termination fee of $95.6 million. The Merger Agreement also provides that L3Harris will be required to pay Aerojet Rocketdyne a termination fee of $406.3 million under certain circumstances if the Merger Agreement is terminated in connection with a failure to obtain the required clearance under the HSR Act.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, and should be read in conjunction with, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, the representations, warranties and covenants made in the Merger Agreement by the parties thereto are qualified by and subject to important exceptions and other limitations agreed to by the parties thereto in connection with negotiating the terms and conditions of such agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the contracting parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Also, the representations and warranties do not purport to be accurate as of the date of filing of this Current Report on Form 8-K, and the subject matter thereof may have changed since the date of the Merger Agreement, and any subsequent developments or new information affecting or relating to any of such representations or warranties may not have been described in this Current Report on Form 8-K. Furthermore, any factual disclosures in the Merger Agreement or this Current Report on Form 8-K may be supplemented, updated or modified by disclosures contained in, and should be considered in conjunction with, reports and other matters Aerojet Rocketdyne files with, or furnishes to, the SEC or otherwise publicly discloses.

Item 7.01. Regulation FD Disclosure.

On December 18, 2022, Aerojet Rocketdyne and L3Harris issued a joint press release announcing the signing of the Merger Agreement. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 17, 2022, by and among L3Harris Technologies, Inc., Aquila Merger Sub Inc. and Aerojet Rocketdyne Holdings, Inc.*

99.1	Press Release, dated December 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. Aerojet Rocketdyne will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission (the “SEC”) or its staff upon request.

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris, Aerojet Rocketdyne will file relevant materials with the SEC. Aerojet Rocketdyne’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by Aerojet Rocketdyne with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of Aerojet Rocketdyne’s website at http://rocket.com.

Participants in the Solicitation

Aerojet Rocketdyne and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Aerojet Rocketdyne’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Aerojet Rocketdyne in connection with the proposed transaction, including their ownership of common stock of Aerojet Rocketdyne, can be found in Aerojet Rocketdyne’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of Aerojet Rocketdyne’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from Aerojet Rocketdyne’s website. Stockholders will be able to obtain additional information regarding Aerojet Rocketdyne’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that Aerojet Rocketdyne will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and Aerojet Rocketdyne cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of Aerojet Rocketdyne’s common stock and on Aerojet Rocketdyne’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of Aerojet Rocketdyne’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect Aerojet Rocketdyne following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products Aerojet Rocketdyne offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of Aerojet Rocketdyne’s products; and other factors discussed under “Risk Factors” in Aerojet Rocketdyne’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in Aerojet Rocketdyne’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Aerojet Rocketdyne undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROJET ROCKETDYNE HOLDINGS, INC.

Date: December 19, 2022	By:	/s/ Joseph E. Chontos
	Name:	Joseph E. Chontos
	Title:	General Counsel & Corporate Secretary